Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt	Debt
HollyFrontier Credit Agreement
On April 30, 2021, we amended our $1.35 billion senior unsecured revolving credit facility to extend the maturity date to April 30, 2026 (the “HollyFrontier Credit Agreement”). On December 27, 2021, the HollyFrontier Credit Agreement was further amended to provide an alternative reference rate for loans denominated in Euros and Sterling and to further supplement the reference rate replacement procedures for loans denominated in U.S. dollars following the anticipated cessation of LIBOR. The HollyFrontier Credit Agreement may be used for revolving credit loans and letters of credit from time to time and is available to fund general corporate purposes. At December 31, 2021, we were in compliance with all covenants, had no outstanding borrowings and had outstanding letters of credit totaling $2.3 million under the HollyFrontier Credit Agreement.
Indebtedness under the HollyFrontier Credit Agreement bears interest, at our option, at either (a) the alternate base rate (as defined in the HollyFrontier Credit Agreement) plus an applicable margin (ranging from 0.25% - 1.125%), (b) the LIBO Rate (as defined in the HollyFrontier Credit Agreement) plus an applicable margin (ranging from 1.25% to 2.125%), or c) the CDOR Rate (as defined in the HollyFrontier Credit Agreement) plus an applicable margin (ranging from 1.25% to 2.125%) for Canadian dollar denominated borrowings.

HEP Credit Agreement
On April 30, 2021, HEP amended its $1.4 billion senior secured revolving credit facility decreasing the commitments under the facility to $1.2 billion and extending the maturity to July 27, 2025 (the “HEP Credit Agreement”). The HEP Credit Agreement is available to fund capital expenditures, investments, acquisitions, distribution payments, working capital and for general partnership purposes. It is also available to fund letters of credit up to a $50 million sub-limit and continues to provide for an accordion feature that allows HEP to increase the commitments under the HEP Credit Agreement up to a maximum amount of $1.7 billion. At December 31, 2021, HEP was in compliance with all of its covenants, had outstanding borrowings of $840.0 million and no outstanding letters of credit under the HEP Credit Agreement.

Prior to the Investment Grade Date (as defined in the HEP Credit Agreement), indebtedness under the HEP Credit Agreement bears interest, at HEP’s option, at either (a) the alternate base rate (as defined in the HEP Credit Agreement) plus an applicable margin or (b) the Eurodollar Rate (as defined in the HEP Credit Agreement) plus an applicable margin. In each case, the applicable margin is based upon HEP’s Total Leverage Ratio (as defined in the HEP Credit Agreement). The weighted average interest rate in effect under the HEP Credit Agreement on HEP’s borrowings was 2.35% and 2.58% as of December 31, 2021 and 2020, respectively.

HEP’s obligations under the HEP Credit Agreement are collateralized by substantially all of HEP’s assets and are guaranteed by HEP's material wholly-owned subsidiaries. Any recourse to the general partner would be limited to the extent of HEP Logistics Holdings, L.P.’s assets, which other than its investment in HEP are not significant. HEP’s creditors have no recourse to our other assets. Furthermore, our creditors have no recourse to the assets of HEP and its consolidated subsidiaries.

HollyFrontier Senior Notes
In September 2020, we completed a public offering of $350.0 million in aggregate principal amount of 2.625% senior notes maturing October 2023 (the “2.625% Senior Notes”) and $400.0 million in aggregate principal amount of 4.500% senior notes maturing October 2030 (the “4.500% Senior Notes”).

As a result, as of December 31, 2021, our outstanding senior notes consist of $1.0 billion in aggregate principal amount of 5.875% senior notes maturing April 2026 (the “5.875% Senior Notes”), the 2.625% Senior Notes and the 4.500% Senior Notes (collectively, the “HollyFrontier Senior Notes”). The HollyFrontier Senior Notes are unsecured and unsubordinated obligations of ours and rank equally with all our other existing and future unsecured and unsubordinated indebtedness.

HollyFrontier Financing Arrangements
Certain of our wholly owned subsidiaries entered into financing arrangements whereby such subsidiaries sold a portion of their precious metals catalyst to a financial institution and then leased back the precious metals catalyst in exchange for cash. The volume of the precious metals catalyst and the lease rate are fixed over the term of each lease, and the lease payments are recorded as interest expense. The current leases mature in one year or less. Upon maturity, we must either satisfy the obligation at fair market value or refinance to extend the maturity. These financing arrangements are recorded at a Level 2 fair value totaling $37.4 million and $43.9 million at December 31, 2021 and 2020, respectively, and are included in “Accrued liabilities” on our consolidated balance sheets. See Note 6 for additional information on Level 2 inputs.

HEP Senior Notes
In February 2020, HEP closed a private placement of $500.0 million in aggregate principal amount of 5.0% HEP senior unsecured notes maturing in February 2028 (the “HEP Senior Notes”). Subsequently, in February 2020, HEP redeemed its existing $500.0 million aggregate principal amount of 6.0% senior notes maturing August 2024 at a redemption cost of $522.5 million. HEP recognized a $25.9 million early extinguishment loss consisting of a $22.5 million debt redemption premium and unamortized discount and financing costs of $3.4 million.
The HEP Senior Notes are unsecured and impose certain restrictive covenants, including limitations on HEP’s ability to incur additional indebtedness, make investments, sell assets, incur certain liens, pay distributions, enter into transactions with affiliates, and enter into mergers. HEP was in compliance with the restrictive covenants for the HEP Senior Notes as of December 31, 2021. At any time when the HEP Senior Notes are rated investment grade by either Moody’s or Standard & Poor’s and no default or event of default exists, HEP will not be subject to many of the foregoing covenants. Additionally, HEP has certain redemption rights under the HEP Senior Notes.

Indebtedness under the HEP Senior Notes is guaranteed by HEP’s wholly-owned subsidiaries. HEP’s creditors have no recourse to our assets. Furthermore, our creditors have no recourse to the assets of HEP and its consolidated subsidiaries.

The carrying amounts of long-term debt are as follows:

	December 31,
	2021	2020
	(In thousands)
HollyFrontier
2.625% Senior Notes	$350,000	$350,000
5.875% Senior Notes	1,000,000	1,000,000
4.500% Senior Notes	400,000	400,000
	1,750,000	1,750,000
Unamortized discount and debt issuance costs	(10,312)	(12,885)

Total HollyFrontier long-term debt	1,739,688	1,737,115

HEP Credit Agreement	840,000	913,500

HEP 5.000% Senior Notes
Principal	500,000	500,000
Unamortized discount and debt issuance costs	(6,951)	(7,897)

Total HEP long-term debt	1,333,049	1,405,603

Total long-term debt	$3,072,737	$3,142,718

The fair values of the senior notes are as follows:

	December 31,
	2021	2020
	(In thousands)

HollyFrontier Senior Notes	$1,912,753	$1,903,867

HEP Senior Notes	$502,705	$506,540

These fair values are based on a Level 2 input. See Note 6 for additional information on Level 2 inputs.
Principal maturities of long-term debt as of December 31, 2021 are as follows:

Years Ending December 31,	(In thousands)
2022	$—
2023	350,000
2024	—
2025	840,000
2026	1,000,000
Thereafter	900,000
Total	$3,090,000